UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2011

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

ON AUGUST 5, 2011, THE REGISTRANT FILED A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF BYRNE MEDICAL, INC.  THE PURPOSE OF THE AMENDMENT IS TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 9.01 OF THE FORM 8-K.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

Audited Combined Financial Statements of Byrne Medical, Inc. as of December 31, 2010 and for the fiscal year then ended are attached as Exhibit 99.2.

Unaudited Balance Sheet of Byrne Medical, Inc. as of June 30, 2011, and Unaudited Statements of Income and Cash Flows of Byrne Medical, Inc. for the six months ended June 30, 2011 and 2010 are attached as Exhibit 99.3.

(b)           Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of July 31, 2011 and Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended July 31, 2011 are attached as Exhibit 99.4.

(c)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
2.1	Asset Purchase Agreement dated as of August 1, 2011 among Cantel Medical Corp., Minntech Corporation, Byrne Medical, Inc. and Don Byrne.(1),(2)

10.1	Second Amended and Restated Credit Agreement dated as of August 1, 2011 among Cantel Medical Corp., Bank of America N.A., PNC Bank, National Association, and Wells Fargo Bank, National Association.(1)

23.1	Consent of Ernst & Young LLP.

99.1	Press Release.(1)

99.2	Audited Combined Financial Statements of Byrne Medical, Inc. as of December 31, 2010 and for the fiscal year then ended.

99.3	Unaudited Balance Sheet of Byrne Medical, Inc. as of June 30, 2011, and Unaudited Statements of Income and Cash Flows of Byrne Medical, Inc. for the six months ended June 30, 2011 and 2010.

99.4

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of July 31, 2011 and Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended July 31, 2011.

(1)          Previously filed

(2)          Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer,
President and Chief Executive
Officer

Date: October 17, 2011

Exhibit Index

Exhibit No.	Exhibit Description
2.1	Asset Purchase Agreement dated as of August 1, 2011 among Cantel Medical Corp., Minntech Corporation, Byrne Medical, Inc. and Don Byrne.(1),(2)

10.1	Second Amended and Restated Credit Agreement dated as of August 1, 2011 among Cantel Medical Corp., Bank of America N.A., PNC Bank, National Association, and Wells Fargo Bank, National Association.(1)

23.1	Consent of Ernst & Young LLP.

99.1	Press Release.(1)

99.2	Audited Combined Financial Statements of Byrne Medical, Inc. as of December 31, 2010 and for the fiscal year then ended.

99.3	Unaudited Balance Sheet of Byrne Medical, Inc. as of June 30, 2011, and Unaudited Statements of Income and Cash Flows of Byrne Medical, Inc. for the six months ended June 30, 2011 and 2010.

99.4

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of July 31, 2011 and Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended July 31, 2011.

(1)          Previously filed

(2)          Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.